UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): May 9, 2011

Midas Medici Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52621	37-1532843
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

445 Park Avenue, 20th Floor, New York, New York 10222

Registrant’s telephone number, including area code (212) 792-0920

Copies to:
Thomas Rose, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 9, 2011, Midas Medici Group Holdings, Inc. (the “Company”) announced the release of a New online Investor fact Sheet.

On May 10, 2011, the Company released a corporate overview presentation.

The information set forth in this Item 7.01 and the attached exhibits 99.1, 99.2, 99.3 and 99.4 are furnished to, but shall not be deemed “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 8.01 Other Events

On May 11, 2011, the Company issued a press release with respect to the closing of the acquisition by the Company of WeatherWise Holdings, Inc. The full text of the press release is attached hereto as Exhibit 99.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 9, 2011.

99.2	Investor Fact Sheet

99.3	Press Release dated May 10, 2011

99.4	Corporate Overview Presentation

99.5	Press Release dated May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midas Medici Group Holdings, Inc.

Date: May 13, 2010	By:	/s/ Nana Baffour
Nana Baffour, CEO and
Co-Executive Chairman

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